SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                            December 21, 1999
__________________________________________________________________________
                    (Date of earliest event reported)


                        Commonwealth Bancorp, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)


   Pennsylvania                        0-27942                 23-2828883
____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)  (IRS Employer
of incorporation)                                         Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                19401
____________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)


                               (610) 251-1600
____________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)







Item 5.  Other Events
         _____________


    On December 21, 1999, Commonwealth Bancorp, Inc. (the "Company") announced that its Board of Directors declared a cash dividend of $0.09 per share of common stock, payable on January 14, 2000 to stockholders of record at the close of business on December 30, 1999. For additional information, reference is made to the Press Release, dated December 21, 1999, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)  Financial Statements.

           Not Applicable.

      (b)  Pro Forma Financial Information.

           Not Applicable

      (c)  Exhibits:

           99.1      Press Release dated December 21, 1999



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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date: December 23, 1999      By: /s/Charles M. Johnston
                                 ___________________________________
                                 Charles M. Johnston
                                 Chief Financial Officer




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